CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Dominique Baede, President of Guardian Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of Guardian Variable Products Trust for the period ended December 31, 2020, as filed with the Securities and Exchange Commission, hereby certify that:

1.	The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Dominique Baede
Date: March 3, 2021	Dominique Baede, President
(Principal Executive Officer)

I, John H Walter, Treasurer of Guardian Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of Guardian Variable Products Trust for the period ended December 31, 2020, as filed with the Securities and Exchange Commission, hereby certify that:

1.	The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 3, 2021	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)